Waddell & Reed Advisors
                    High Income
                    Fund, Inc.

                    Semiannual
                    Report
                    --------------
                    March 31, 2002

CONTENTS

         3     President's Letter

         5     Performance Summary

         7     Portfolio Highlights

         8     Investments

        18     Statement of Assets and Liabilities

        19     Statement of Operations

        20     Statement of Changes in Net Assets

        21     Financial Highlights

        25     Notes to Financial Statements

        30     Independent Auditors' Report

        31     Householding Notice

        33     Directors & Officers








This report is submitted for the general information of the shareholders of Waddell & Reed Advisors High Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors High Income Fund, Inc. current prospectus and current Fund performance information.

PRESIDENT'S LETTER OF HIGH INCOME FUND
     March 31, 2002


Dear Shareholder,

We are pleased to share with you this report on your Fund's operations for the six months ended March 31, 2002.

The last six months brought signs of economic recovery and a shift in Federal Reserve policy from one of easing interest rates to a more neutral stance. Indeed, many market analysts, by March 31, were projecting interest rate increases by mid-year. While that remains to be seen, we believe that an economic recovery is taking hold, although the strength and sustainability are uncertain.

While corporate profits remained mostly depressed during the period, recent economic data suggests that they may begin to recover. We believe that continued low interest rates, tame inflation, aggressive cost cutting by domestic companies and rising productivity may be just the right recipe for improving corporate profits in the near future. While we do expect volatility to continue as the theme for the next few quarters, the underlying trends of tamer inflation and the likelihood for increasing profits lead us to believe that the prospects for the equity markets remain favorable.

By March 31, many of the primary equity indexes had shown relatively strong returns, boosted by a market rebound in the fourth quarter of 2001. For the last six months, the Nasdaq Composite Index increased 23.12 percent. The other two major indexes also showed strong returns during the period, as the S&P 500 Index increased 11 percent and the Dow Jones Industrial Average increased 18.73 percent.

In contrast, bonds struggled a bit during the last six months, as evidenced by the Salomon Brothers Broad Investment Grade Index's rather flat return of 0.09 percent for the period. Oftentimes, renewed confidence in the equity market, coupled with lower levels of risk aversion, can create a difficult competitive environment for fixed income securities. Bond performance over the last six months also may have been affected by the market's expectation of an eventual interest rate increase from the Federal Reserve.

Without question, recent events have impacted the market, some negatively and some positively. While ongoing change can be disconcerting to investors, we believe that the best way to approach a fluctuating market is to develop and maintain a personal financial plan. From our experience, those who adhere to a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts.

Ultimately, we believe that it is essential for serious investors to maintain a long-term perspective and to maintain a diversified portfolio. We believe that it remains important for all investors to review their investment asset allocation on a regular basis to ensure that it continues to adhere to individual risk tolerance and is adaptable to market changes.

Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing dedication and partnership.

Respectfully,
Henry J. Herrmann
President

SHAREHOLDER SUMMARY OF HIGH INCOME FUND
--------------------------------------------------------------
HIGH INCOME FUND

GOALS
To seek, as a primary goal, a high level of current income. As a secondary goal, to seek capital growth when consistent with its primary goal.

Strategy
Invests primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities. The Fund invests primarily in lower quality, non-investment grade bonds, commonly called junk bonds. The Fund may invest up to 20% of its total assets in common stocks in order to seek capital growth.

Founded
1979

Scheduled Dividend Frequency
Monthly

Performance Summary -- Class A Shares
           Per Share Data
For the Six Months Ended March 31, 2002
---------------------------------------
Dividends paid                  $0.29
                                =====
Net asset value on
   3-31-02                      $7.44
   9-30-01                       7.26
                                -----
Change per share                $0.18
                                =====

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND
--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With     Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)    CDSC(E)
------            ----------   ----------    ----------- --------
 1-year period
  ended 3-31-02     -2.60%       3.34%          -1.42%      2.39%
 5-year period
  ended 3-31-02      3.02%       4.25%            ---        ---
10-year period
  ended 3-31-02      6.61%       7.24%            ---        ---
Since inception
  of Class (F)       ---          ---           -0.23%      0.78%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C(B)  Class Y(C)
------            ----------  ----------
 1-year period
  ended 3-31-02     2.41%        3.65%
 5-year period
  ended 3-31-02      ---         4.48%
10-year period
  ended 3-31-02      ---          ---
Since inception
  of Class (D)      0.78%        5.50%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Investing in high income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND
--------------------------------------------------------------
Portfolio Highlights

On March 31, 2002, Waddell & Reed Advisors High Income Fund, Inc. had net assets totaling $792,115,008 invested in a diversified portfolio of:

 78.98%  Corporate Debt Securities
 11.04%  Cash and Cash Equivalents
  3.98%  Other Government Securities
  3.21%  Common and Preferred Stocks, Rights and Warrants
  2.79%  United States Government Security

As a shareholder of Waddell & Reed Advisors High Income Fund, Inc., for every $100 you had invested on March 31, 2002, your Fund owned:

 $30.26  Consumer Goods and Services Bonds
  11.04  Cash and Cash Equivalents
   8.86  Miscellaneous Bonds
   8.10  Business Equipment Bonds
   6.77  Government Securities
   6.44  Health Care Bonds
   5.75  Shelter Bonds
   5.32  Multi-Industry Bonds
   5.05  Retail Bonds
   5.05  Utilities Bonds
   4.15  Energy Bonds
   3.21  Common and Preferred Stocks, Rights and Warrants

THE INVESTMENTS OF HIGH INCOME FUND
March 31, 2002

                                            Shares          Value

COMMON AND PREFERRED STOCKS, RIGHTS AND WARRANTS
Broadcasting - 0.34%
 Adelphia Communications Corporation,
   13.0% Preferred .....................    17,500   $  1,662,500
 Charter Communications, Inc.*  ........    92,500      1,046,175
                                                     ------------
                                                        2,708,675
                                                     ------------

Communications Equipment - 0.00%
 Primus Telecommunications Group,
   Incorporated, Warrants* .............     7,000             70
                                                     ------------

Home Builders, Mobile Homes - 0.26%
 WCI Communities, Inc.*  ...............    84,800      2,069,120
                                                     ------------

Multiple Industry - 0.92%
 Anvil Holdings, Inc., 13.0%
   Preferred* ..........................   143,014      2,216,719
 CSC Holdings, Inc., 11.125%
   Preferred ...........................    28,264      2,939,456
 CSC Holdings, Inc., 11.75%
   Preferred ...........................    20,000      2,110,000
                                                     ------------
                                                        7,266,175
                                                     ------------

Retail -- General Merchandise - 1.09%
 United Auto Group, Inc. . .............   381,600      8,601,264
                                                     ------------

Savings and Loans - 0.52%
 California Federal Preferred Capital
   Corporation, 9.125% Preferred .......   165,000      4,110,150
                                                     ------------

Security and Commodity Brokers - 0.00%
 ONO Finance Plc, Rights (A)*  .........     2,500            625
                                                     ------------


See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF HIGH INCOME FUND
March 31, 2002

                                            Shares          Value

COMMON AND PREFERRED STOCKS, RIGHTS AND WARRANTS (Continued) Utilities -- Telephone - 0.08%
 GT Group Telecom, Inc., Warrants (A)*       3,950   $         79
 IWO Holdings, Inc., Warrants (A)*  ....     6,750        168,750
 Leap Wireless International, Inc.,
   Warrants (A)* .......................     4,750         80,750
 Powertel, Inc., Warrants*  ............    16,000        396,496
                                                     ------------
                                                          646,075
                                                     ------------

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS
 AND WARRANTS - 3.21%                                $ 25,402,154
 (Cost: $27,744,317)

                                         Principal
                                         Amount in
                                         Thousands

CORPORATE DEBT SECURITIES
Air Transportation - 0.62%
 Northwest Airlines, Inc.,
   9.875%, 3-15-07 .....................     5,000      4,950,000
                                                     ------------

Beverages - 0.23%
 Constellation Brands, Inc.,
   8.125%, 1-15-12 .....................     1,750      1,785,000
                                                     ------------

Broadcasting - 8.95%
 Adelphia Communications Corporation:
   10.25%, 6-15-11 .....................     6,000      5,430,000
   10.5%, 7-15-04 ......................     7,000      6,895,000
 Century Communications Corp.,
   0.0%, 3-15-03 .......................     2,000      1,760,000
 Charter Communications Holdings, LLC
   and Charter Communications Holdings
   Capital Corporation:
   8.625%, 4-1-09 ......................     6,250      5,656,250
   9.625%, 11-15-09 (A) ................     8,500      8,075,000
 Entercom Radio, LLC and Entercom
   Capital, Inc.,
   7.625%, 3-1-14 ......................     3,000      3,000,000
 Entravision Communications Corporation,
  8.125%, 3-15-09 (A)  .................     1,900      1,919,000

See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF HIGH INCOME FUND
March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Broadcasting (Continued)
 FrontierVision Holdings, L.P.:
   11.0%, 10-15-06 .....................   $ 2,500   $  2,450,000
 Gray Communications Systems, Inc.,
   9.25%, 12-15-11 (A) .................     4,375      4,506,250
 Insight Communications Company, Inc.,
   0.0%, 2-15-11 (B) ...................     3,250      2,128,750
 LIN Television Corporation,
   8.375%, 3-1-08 ......................     5,900      5,870,500
 Mediacom Broadband LLC and Mediacom
  Broadband Corporation,
  11.0%, 7-15-13  ......................     4,250      4,696,250
 Sinclair Broadcast Group, Inc.:
   8.75%, 12-15-11 (A) .................       875        899,063
   8.0%, 3-15-12 (A) ...................     5,000      4,962,500
 Spanish Broadcasting System, Inc.,
   9.625%, 11-1-09 .....................     1,000      1,045,000
 Young Broadcasting Inc.,
   10.0%, 3-1-11 .......................     9,125      9,490,000
   8.5%, 12-15-08 (A) ..................     2,000      2,080,000
                                                     ------------
                                                       70,863,563
                                                     ------------

Business Equipment and Services - 8.10%
 Allbritton Communications Company,
   9.75%, 11-30-07 .....................     5,750      6,066,250
 Allied Waste North America, Inc.:
   8.5%, 12-1-08 (A) ...................     9,500      9,595,000
   10.0%, 8-1-09 .......................    11,800     11,947,500
 Avis Rent A Car, Inc.,
   11.0%, 5-1-09 .......................     5,000      5,450,000
 Graphic Packaging Corporation,
   8.625%, 2-15-12 (A) .................     2,500      2,593,750
 Iron Mountain Incorporated:
   8.625%, 4-1-13 ......................     2,700      2,835,000
 Lamar Advertising Company:
   8.625%, 9-15-07 .....................     2,750      2,873,750
   9.625%, 12-1-06 .....................     5,500      5,761,250
 Nextel Partners, Inc.,
   12.5%, 11-15-09 (A) .................     3,250      2,177,500
 Owens & Minor, Inc.,
   8.5%, 7-15-11 .......................     4,750      4,963,750


See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF HIGH INCOME FUND
March 31, 2002
                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Business Equipment and Services (Continued)
 Pierce Leahy Corp.,
   9.125%, 7-15-07 .....................   $ 5,500   $  5,733,750
   8.125%, 05-15-08 ....................     4,150      4,170,750
                                                     ------------
                                                       64,168,250
                                                     ------------

Capital Equipment - 0.89%
 CSK Auto, Inc.,
   12.0%, 6-15-06 (A) ..................     6,625      7,022,500
                                                     ------------

Chemicals -- Specialty - 2.15%
 Applied Extrusion Technologies, Inc.,
   10.75%, 7-1-11 ......................     3,500      3,710,000
 Buckeye Cellulose Corporation:
   8.5%, 12-15-05 ......................     5,700      5,130,000
 OM Group, Inc.,
   9.25%, 12-15-11 (A) .................     4,125      4,290,000
 UCAR Finance Inc.,
   10.25%, 2-15-12 (A) .................     3,750      3,937,500
                                                     ------------
                                                       17,067,500
                                                     ------------

Communications Equipment - 2.70%
 AirGate PCS, Inc.,
   0.0%, 10-1-09 (B) ...................     5,715      3,800,475
 EchoStar DBS Corporation,
   9.375%, 2-1-09 ......................     9,250      9,620,000
 PanAmSat Corporation,
   8.5%, 2-1-12 (A) ....................     8,000      7,960,000
                                                     ------------
                                                       21,380,475
                                                     ------------

Construction Materials - 0.55%
 American Standard Inc.:
   7.375%, 4-15-05 .....................     3,000      3,030,000
   7.375%, 2-1-08 ......................     1,300      1,313,000
                                                     ------------
                                                        4,343,000
                                                     ------------
See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF HIGH INCOME FUND
March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Consumer Electronics - 1.58%
 ACME Television, LLC,
   10.875%, 9-30-04 ....................   $ 5,350   $  5,430,250
 LIN Holdings Corp.,
   0.0%, 3-1-08 (B) ....................     5,000      4,450,000
   0.0%, 3-1-08 (B) ....................     3,000      2,598,750
                                                     ------------
                                                       12,479,000
                                                     ------------

Containers - 1.21%
 Corporacion Durango, S.A. de C.V.,
   13.125%, 8-1-06 .....................     9,680      9,583,200
                                                     ------------

Cosmetics and Toiletries - 1.08%
 Armkel, LLC, and Armkel Finance, Inc.,
  9.5%, 8-15-09  .......................     2,900      3,088,500
 Chattem, Inc.,
   8.875%, 4-1-08 ......................     5,500      5,500,000
                                                     ------------
                                                        8,588,500
                                                     ------------

Finance Companies - 1.12%
 HMH Properties, Inc.:
   7.875%, 8-1-05 ......................     3,000      2,985,000
   7.875%, 8-1-08 ......................     6,000      5,910,000
                                                     ------------
                                                        8,895,000
                                                     ------------

Food and Related - 2.12%
 Aurora Foods Inc.,
   9.875%, 2-15-07 .....................     7,750      7,711,250
   8.75%, 7-1-08 .......................     4,000      3,810,000
 Pilgrim's Pride Corporation,
   9.625%, 9-15-11 .....................     5,000      5,250,000
                                                     ------------
                                                       16,771,250
                                                     ------------


See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF HIGH INCOME FUND
March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Forest and Paper Products - 0.58%
 Norske Skog Canada Limited,
   8.625%, 6-15-11 (A) .................   $ 4,550   $  4,606,875
                                                     ------------

Health Care - General - 1.79%
 Alliance Imaging, Inc.,
   10.375%, 4-15-11 ....................     2,500      2,662,500
 AmerisourceBergen Corporation,
   8.125%, 9-1-08 ......................     3,400      3,553,000
 Fresenius Medical Care Capital Trust IV,
  7.875%, 6-15-11  .....................     8,000      7,980,000
                                                     ------------
                                                       14,195,500
                                                     ------------

Homebuilders, Mobile Homes - 1.66%
 Beazer Homes USA, Inc.,
   8.875%, 4-1-08 ......................       500        520,000
 Toll Corp. (Toll Brothers, Inc.),
   8.25%, 2-1-11 .......................     7,250      7,358,750
 WCI Communities, Inc.,
   10.625%, 2-15-11 ....................     4,900      5,292,000
                                                     ------------
                                                       13,170,750
                                                     ------------

Hospital Supply and Management - 4.65%
 Beverly Enterprises, Inc.,
   9.625%, 4-15-09 .....................     2,750      2,808,438
 Columbia/HCA Healthcare Corporation:
   7.0%, 7-1-07 ........................     3,500      3,537,860
   7.25%, 5-20-08 ......................     2,250      2,276,012
 Extendicare Health Services, Inc.,
   9.35%, 12-15-07 .....................     5,250      4,777,500
 Insight Health Services Corp.,
   9.875%, 11-1-11 (A)..................     7,750      7,914,688
 LifePoint Hospitals Holdings, Inc.,
   10.75%, 5-15-09 .....................     3,000      3,412,500
 Triad Hospitals, Inc.,
   8.75%, 5-1-09 .......................     3,750      3,993,750


See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF HIGH INCOME FUND
March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Hospital Supply and Management (Continued)
 United Surgical Partners Holdings, Inc.,
   10.0%, 12-15-11 .....................   $ 4,875   $  4,978,594
 US Oncology, Inc.,
   9.625%, 2-1-12 (A) ..................     3,250      3,152,500
                                                     ------------
                                                       36,851,842
                                                     ------------

Hotels and Gaming - 6.40%
 Ameristar Casinos, Inc.,
   10.75%, 2-15-09 .....................     1,600      1,756,000
 Argosy Gaming Company,
   9.0%, 9-1-11 ........................     1,500      1,582,500
 CapStar Hotel Company,
   8.75%, 8-15-07 ......................     1,500      1,470,000
 Choctaw Resort Development Enterprise,
   9.25%, 4-1-09 .......................     1,950      2,008,500
 Circus and Eldorado Joint Venture and
   Silver Legacy Capital Corp.,
   10.125%, 3-1-12 (A) .................     2,000      2,055,000
 Mandalay Resort Group,
   9.375%, 2-15-10 (A) .................     6,500      6,841,250
 MGM Grand, Inc.,
   9.75%, 6-1-07 .......................     5,750      6,210,000
 MGM MIRAGE:
   8.5%, 9-15-10 .......................     3,000      3,129,963
   8.375%, 2-1-11 ......................     1,000      1,025,000
 Mohegan Tribal Gaming Authority,
   8.0%, 4-1-12 (A) ....................     4,250      4,239,375
 Park Place Entertainment Corporation,
   8.875%, 9-15-08 .....................     7,750      8,108,437
 Prime Hospitality Corp.:
   9.25%, 1-15-06 ......................     5,750      5,927,272
   9.75%, 4-1-07 .......................     3,500      3,648,750
 Station Casinos, Inc.,
   8.875%, 12-1-08 .....................     2,650      2,712,937
                                                     ------------
                                                       50,714,984
                                                     ------------


See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF HIGH INCOME FUND
March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Household - General Products - 3.25%
 B & G Foods, Inc.,
   9.625%, 8-1-07 ......................   $ 4,500   $  4,590,000
 Container Corporation of America,
   10.75%, 5-1-02 ......................     2,000      2,005,000
 Core-Mark International, Inc.,
   11.375%, 9-15-03 ....................     3,250      3,120,000
 Sealy Mattress Company,
   0.0%, 12-15-07 (B) ..................    10,150      9,921,625
 Simmons Company,
   10.25%, 3-15-09 .....................     1,750      1,852,813
 Susquehanna Media Co.,
   8.5%, 5-15-09 .......................     2,500      2,575,000
 Sweetheart Cup Company, Inc.,
   12.0%, 9-1-03 .......................     1,725      1,690,500
                                                     ------------
                                                       25,754,938
                                                     ------------

Leisure Time Industry - 2.60%
 Hollywood Park, Inc.,
   9.25%, 2-15-07 ......................    11,750     11,221,250
 Premier Parks Inc.:
   9.75%, 6-15-07 ......................     5,750      6,030,312
   0.0%, 4-1-08 (B) ....................     3,500      3,325,000
                                                     ------------
                                                       20,576,562
                                                     ------------

Metal Fabrication - 0.43%
 Wolverine Tube, Inc.,
   10.5%, 4-1-09 (A) ...................     3,400      3,425,500
                                                     ------------

Motion Pictures - 1.83%
 AMC Entertainment Inc.:
   9.5%, 3-15-09 .......................     2,550      2,537,250
   9.5%, 2-1-11 ........................     5,900      5,870,500
 Cinemark USA, Inc.,
   8.5%, 8-1-08 ........................     4,000      3,760,000
   9.625%, 8-1-08 ......................       500        495,000


See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF HIGH INCOME FUND
March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Motion Pictures (Continued)
 Regal Cinemas Corporation,
   9.375%, 2-1-12 (A) ..................   $ 1,750   $  1,828,750
                                                     ------------
                                                       14,491,500
                                                     ------------

Motor Vehicle Parts - 0.32%
 Collins & Aikman Floorcoverings, Inc.,
   9.75%, 2-15-10 (A) ..................     2,400      2,511,000
                                                     ------------

Motor Vehicles - 0.23%
 Sonic Automotive, Inc.,
   11.0%, 8-1-08 .......................     1,700      1,802,000
                                                     ------------

Multiple Industry - 5.32%
 AAF-McQuay Inc.,
   8.875%, 2-15-03 .....................     6,000      6,000,000
 Charter Communications Holdings, LLC
   and Charter Communications Holdings
   Capital Corporation:
   10.75%, 10-1-09 .....................     6,250      6,218,750
   11.125%, 1-15-11 ....................     4,250      4,260,625
 CSC Holdings, Inc.,
   8.125%, 8-15-09 .....................     5,750      5,743,721
 Phoenix Color Corp.,
   10.375%, 2-1-09 .....................     4,150      3,091,750
 Renaissance Media Group LLC,
   0.0%, 4-15-08 (B) ...................     6,000      4,980,000
 TransWestern Publishing Company LLC,
   9.625%, 11-15-07 ....................     7,000      7,350,000
 WESCO Distribution, Inc.,
   9.125%, 6-1-08 ......................     4,750      4,488,750
                                                     ------------
                                                       42,133,596
                                                     ------------

Petroleum -- Canada - 0.39%
 Canadian Forest Oil Co. Ltd.,
   8.75%, 9-15-07 ......................     3,000      3,105,000
                                                     ------------

See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF HIGH INCOME FUND
March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Petroleum -- Domestic - 2.69%
 Chesapeake Energy Corporation,
   7.875%, 3-15-04 .....................   $ 2,000   $  2,035,000
   8.125%, 4-1-11 ......................     6,800      6,817,000
 Forest Oil Corporation,
   8.0%, 6-15-08 .......................     4,500      4,601,250
 Snyder Oil Corporation,
   8.75%, 6-15-07 ......................     7,525      7,844,812
                                                     ------------
                                                       21,298,062
                                                     ------------

Petroleum -- Services - 1.07%
 R&B Falcon Corporation,
   9.5%, 12-15-08 ......................     3,750      4,212,453
 SESI, L.L.C.,
   8.875%, 5-15-11 .....................     4,250      4,250,000
                                                     ------------
                                                        8,462,453
                                                     ------------

Railroad - 0.40%
 TFM, S.A. de C.V.,
   0.0%, 6-15-09 (B) ...................     3,450      3,208,500
                                                     ------------

Real Estate Investment Trusts - 3.51%
 FelCor Lodging Limited Partnership,
   8.5%, 6-1-11 ........................     6,250      6,328,125
 Host Marriott, L.P.,
   9.25%, 10-1-07 ......................     4,250      4,398,750
 Meditrust:
   7.51%, 9-26-03 ......................     2,700      2,663,742
   7.82%, 9-10-26 ......................     7,750      7,750,000
 Meditrust Exercisable Put Option
   Securities Trust,
  7.114%, 8-15-04 (A)  .................     2,000      1,947,500
 Meritage Corporation,
   9.75%, 6-1-11 .......................     4,500      4,713,750
                                                     ------------
                                                       27,801,867
                                                     ------------


See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF HIGH INCOME FUND
March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Retail -- Food Stores - 0.75%
 Big V Supermarkets, Inc.,
   11.0%, 2-15-04 (C) ..................   $ 5,000   $    175,000
 Land O' Lakes, Inc.,
   8.75%, 11-15-11 (A) .................     2,150      2,139,250
 Rite Aid Corporation,
   11.25%, 7-1-08 ......................     4,695      3,662,100
                                                     ------------
                                                        5,976,350
                                                     ------------

Retail -- General Merchandise - 2.82%
 Advance Stores Company, Incorporated,
   10.25%, 4-15-08 (A) .................     6,000      6,345,000
 AutoNation, Inc.,
   9.0%, 8-1-08 ........................     1,850      1,942,500
 Domino's, Inc.,
   10.375%, 1-15-09 ....................     9,850     10,539,500
 United Auto Group, Inc.,
   9.625%, 3-15-12 (A)..................     3,400      3,489,250
                                                     ------------
                                                       22,316,250
                                                     ------------

Retail -- Specialty Stores - 1.48%
 AmeriGas Partners, L.P. and
   AP Eagle Finance Corp.,
   8.875%, 5-20-11 .....................     4,700      4,841,000
 Jo-Ann Stores, Inc.,
   10.375%, 5-1-07 .....................     2,700      2,632,500
 Michaels Stores, Inc.,
   9.25%, 7-1-09 .......................     4,000      4,265,000
                                                     ------------
                                                       11,738,500
                                                     ------------

Tobacco - 0.46%
 DIMON Incorporated,
   9.625%, 10-15-11 ....................     3,400      3,604,000
                                                     ------------


See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF HIGH INCOME FUND
March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Utilities -- Electric - 0.96%
 El Paso Electric Company,
   9.4%, 5-1-11 ........................   $ 6,817   $  7,570,906
                                                     ------------

Utilities -- Telephone - 4.09%
 Alamosa (Delaware), Inc.,
   12.5%, 2-1-11 .......................     3,350      2,747,000
 Alamosa PCS Holdings, Inc.,
   0.0%, 2-15-10 (B) ...................     5,600      2,744,000
 AT&T Wireless Group,
   7.875%, 3-1-11 ......................     4,250      4,240,144
 Horizon PCS, Inc.,
   13.75%, 6-15-11 (A) .................     4,900      3,797,500
 Insight Midwest, L.P.
   and Insight Capital, Inc.,
   10.5%, 11-1-10 ......................     5,375      5,831,875
 IWO Holdings, Inc.,
   14.0%, 1-15-11 ......................     6,750      5,737,500
 Powertel, Inc.,
   11.125%, 6-1-07 .....................     1,500      1,605,000
 Tritel PCS, Inc.,
   10.375%, 1-15-11 ....................     1,750      1,968,750
 US Unwired Inc.,
   0.0%, 11-01-09 (B) ..................     1,150        759,000
 VoiceStream Wireless Corporation,
   10.375%, 11-15-09 ...................     2,761      2,981,880
                                                     ------------
                                                       32,412,649
                                                     ------------

TOTAL CORPORATE DEBT SECURITIES - 78.98%             $625,626,822
 (Cost: $619,248,212)

OTHER GOVERNMENT SECURITIES
Brazil - 1.71%
 Federative Republic of Brazil (The):
   14.5%, 10-15-09 .....................     9,000     10,071,000
   11.0%, 1-11-12 ......................     3,750      3,487,500
                                                     ------------
                                                       13,558,500
                                                     ------------


See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF HIGH INCOME FUND
March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

OTHER GOVERNMENT SECURITIES (Continued)
Mexico - 2.27%
 United Mexican States:
   9.75%, 4-6-05 .......................   $11,000   $ 12,210,000
   10.375%, 2-17-09 ....................     5,000      5,785,000
                                                     ------------
                                                       17,995,000
                                                     ------------

TOTAL OTHER GOVERNMENT SECURITIES - 3.98%            $ 31,553,500
 (Cost: $29,366,977)

UNITED STATES GOVERNMENT SECURITY - 2.79%
Mortgage-Backed Obligation
 Federal Home Loan Mortgage Corporation
   Participation Certificate,
   6.0%, 5-1-16 ........................    22,086   $ 22,050,603
                                                     ------------
 (Cost: $21,954,549)

TOTAL SHORT-TERM SECURITIES - 8.47%                  $ 67,105,099
 (Cost: $67,105,099)

TOTAL INVESTMENT SECURITIES - 97.43%                 $771,738,178
 (Cost: $765,419,154)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.57%      20,376,830

NET ASSETS - 100.00%                                 $792,115,008


See Notes to Schedule of Investments on page 17.

THE INVESTMENTS OF HIGH INCOME FUND
March 31, 2002


Notes to Schedule of Investments

    *No income dividends were paid during the preceding 12 months.

(A) Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, the total value of these securities amounted to $114,561,704 or 14.46% of net assets.

(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

(C) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
HIGH INCOME FUND
March 31, 2002
(In Thousands, Except for Per Share Amounts)

ASSETS
  Investment securities -- at value
     (Notes 1 and 3) .......................................  $771,738
  Cash  ....................................................       150
  Receivables:
     Dividends and interest ................................    15,171
     Investment securities sold ............................     6,290
     Fund shares sold ......................................     1,419
  Prepaid insurance premium  ...............................        57
                                                              --------
       Total assets  .......................................   794,825
                                                              --------
LIABILITIES
  Payable to Fund shareholders  ............................     2,251
  Accrued shareholder servicing (Note 2)  ..................       190
  Accrued service fee (Note 2)  ............................       151
  Accrued management fee (Note 2)  .........................        67
  Accrued accounting services fee (Note 2)  ................         8
  Accrued distribution fee (Note 2)  .......................         6
  Other  ...................................................        37
                                                              --------
       Total liabilities  ..................................     2,710
                                                              --------
          Total net assets .................................  $792,115
                                                              ========
NET ASSETS
  $1.00 par value capital stock:
     Capital stock .........................................  $106,426
     Additional paid-in capital ............................   931,957
  Accumulated undistributed income (loss):
     Accumulated undistributed net investment income........       343
     Accumulated undistributed net realized
       loss on investment transactions  ....................  (252,930)
     Net unrealized appreciation in value of investments ...     6,319
                                                             ---------
       Net assets applicable to outstanding
          units of capital .................................  $792,115
                                                              ========
Net asset value per share (net assets divided
  by shares outstanding):
  Class A  .................................................     $7.44
  Class B  .................................................     $7.44
  Class C  .................................................     $7.44
  Class Y  .................................................     $7.44
Capital shares outstanding:
  Class A  .................................................   102,499
  Class B  .................................................     2,206
  Class C  .................................................       860
  Class Y  .................................................       861
Capital shares authorized ..................................   500,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
HIGH INCOME FUND
For the Six Months Ended March 31, 2002
(In Thousands)

INVESTMENT INCOME
  Income (Note 1B):
     Interest and amortization .............................   $33,317
     Dividends .............................................       723
                                                               -------
       Total income  .......................................    34,040
                                                               -------
  Expenses (Note 2):
     Investment management fee .............................     2,367
     Service fee:
       Class A  ............................................       873
       Class B  ............................................        17
       Class C  ............................................         6
     Shareholder servicing:
       Class A  ............................................       743
       Class B  ............................................        28
       Class C  ............................................        11
       Class Y  ............................................         5
     Distribution fee:
       Class A  ............................................        48
       Class B  ............................................        52
       Class C  ............................................        19
     Accounting services fee ...............................        50
     Custodian fees ........................................        17
     Audit fees ............................................        12
     Legal fees ............................................         6
     Other .................................................       106
                                                               -------
       Total expenses  .....................................     4,360
                                                               -------
          Net investment income ............................    29,680
                                                               -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTES 1 AND 3)
  Realized net loss on investments  ........................   (35,929)
  Unrealized appreciation in value of
     investments during the period .........................    55,479
                                                               -------
     Net gain on investments ...............................    19,550
                                                               -------
       Net increase in net assets resulting
          from operations ..................................   $49,230
                                                               =======


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
HIGH INCOME FUND
(In Thousands)
                                              For the   For the
                                                six      fiscal
                                               months     year
                                               ended     ended
                                              3-31-02   9-30-01
                                             --------- ---------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment income ..................  $ 29,680  $ 63,629
     Realized net loss on
       investments  .........................   (35,929)  (59,999)
     Unrealized appreciation
       (depreciation) .......................    55,479   (23,548)
          ...................................  --------  --------
       Net increase (decrease) in
          net assets resulting
          from operations ...................    49,230   (19,918)
                                               --------  --------
  Dividends to shareholders from
     net investment income (Note 1D):*
     Class A ................................   (29,135)  (62,511)
     Class B ................................      (481)     (602)
     Class C ................................      (169)     (169)
     Class Y ................................      (293)     (222)
                                               --------  --------
                                                (30,078)  (63,504)
                                               --------  --------
  Capital share transactions
     (Note 5) ...............................    38,105    60,060
                                               --------  --------
     Total increase (decrease) ..............    57,257   (23,362)
NET ASSETS
  Beginning of period  ......................   734,858   758,220
                                               --------  --------
  End of period, including undistributed
     net investment income of $343
     and $741, respectively .................  $792,115  $734,858
                                               ========  ========

*See "Financial Highlights" on pages 21 - 24.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
HIGH INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the For theFor the
                        six  fiscal fiscal         For the fiscal
                     months    year period      year ended March 31,
                     ended    ended  ended   ---------------------------
                    3-31-02 9-30-019-30-00    2000   1999    1998   1997
                    ------- --------------    ----   ----    ----   ----
Net asset value,
 beginning of
 period  ...........  $7.26   $8.10  $8.54   $9.39 $10.04  $ 9.25  $9.09
                      -----   -----  -----   ----- ------  ------ ------
Income (loss) from
 investment operations:
 Net investment
   income ..........   0.29    0.66   0.37    0.78   0.81    0.82   0.80
 Net realized and
   unrealized gain
   (loss) on
   investments .....   0.18   (0.84) (0.44)  (0.84) (0.66)   0.79   0.16
                      -----   -----  -----  ------ ------  ------  -----
Total from investment
 operations  .......   0.47   (0.18) (0.07)  (0.06)  0.15    1.61   0.96
                      -----   -----  -----  ------ ------  ------  -----
Less dividends from net
 investment income .  (0.29)  (0.66) (0.37)  (0.79) (0.80)  (0.82) (0.80)
                      -----   -----  -----  ------ ------  ------  -----
Net asset value,
 end of period  ....  $7.44   $7.26  $8.10   $8.54 $ 9.39  $10.04  $9.25
                      =====   =====  =====   ===== ======  ======  =====
Total return* ......   6.76%  -2.51% -0.81%  -0.65%  1.70%  18.03% 10.94%
Net assets, end
 of period (in
 millions)  ........   $763    $715   $750    $826 $1,009  $1,102     $983
Ratio of expenses
 to average net
 assets  ...........   1.12%** 1.08%  1.06%** 1.04%  0.94%   0.84%  0.89%
Ratio of net
 investment income
 to average net
 assets  ...........   7.79%** 8.56%  8.94%** 8.65%  8.44%   8.38%  8.68%
Portfolio turnover
 rate  .............  28.31%  73.92% 24.20%  41.55% 53.19%  63.40% 53.17%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
**Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
HIGH INCOME FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                   For the For theFor the  period
                                       six  fiscal fiscal    from
                                    months    year  period10-4-99*
                                     ended   ended  ended through
                                   3-31-02 9-30-019-30-00 3-31-00
                                   ------- -------------- -------
Net asset value,
 beginning of period                 $7.25   $8.10  $8.54   $8.84
                                     -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment income                0.26    0.59   0.33    0.36
 Net realized and
   unrealized gain (loss)
   on investments ..                  0.19   (0.85) (0.44)  (0.30)
                                     -----   -----  -----   -----
Total from investment
 operations  .......                  0.45   (0.26) (0.11)   0.06
                                     -----   -----  -----   -----
Less dividends from net
 investment income                   (0.26)  (0.59) (0.33)  (0.36)
                                     -----   -----  -----   -----
Net asset value,
 end of period  ....                 $7.44   $7.25  $8.10   $8.54
                                     =====   =====  =====   =====
Total return .......                  6.28%  -3.41% -1.28%   0.61%
Net assets, end of period
 (in millions)  ....                   $17     $12     $5      $3
Ratio of expenses to
 average net assets                   2.08%** 1.99%  1.99%** 1.96%**
Ratio of net investment
 income to average
 net assets  .......                  6.83%** 7.61%  8.02%** 7.79%**
Portfolio turnover
 rate  .............                 28.31%  73.92% 24.20%  41.55%**

 *Commencement of operations.
**Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
HIGH INCOME FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                   For the For theFor the  period
                                       six  fiscal fiscal    from
                                    months    year period10-4-99*
                                     ended   ended  ended through
                                   3-31-02 9-30-019-30-00 3-31-00
                                   ------- -------------- -------
Net asset value,
 beginning of period                 $7.25   $8.11  $8.54   $8.84
                                     -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment income                0.26    0.60   0.33    0.36
 Net realized and
   unrealized gain (loss)
   on investments ..                  0.19   (0.87) (0.43)  (0.30)
                                     -----   -----  -----   -----
Total from investment
 operations  .......                  0.45   (0.27) (0.10)   0.06
                                     -----   -----  -----   -----
Less dividends from net
 investment income                   (0.26)  (0.59) (0.33)  (0.36)
                                     -----   -----  -----   -----
Net asset value,
 end of period  ....                 $7.44   $7.25  $8.11   $8.54
                                     =====   =====  =====   =====
Total return .......                  6.25%  -3.42% -1.28%   0.65%
Net assets, end of
 period (000
 omitted)  .........                $6,395  $4,513   $856    $404
Ratio of expenses to
 average net assets                   2.09%** 1.97%  2.07%** 1.91%**
Ratio of net investment
 income to average
 net assets  .......                  6.83%** 7.60%  7.94%** 7.88%**
Portfolio turnover rate              28.31%  73.92% 24.20%  41.55%**

 *Commencement of operations.
**Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
HIGH INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the For theFor the
                        six  fiscal fiscal         For the fiscal
                     months    year period      year ended March 31,
                      ended   ended  ended--------------------------------
                    3-31-02 9-30-019-30-00    2000   1999    1998   1997
                    ------- --------------    ----   ----    ----   ----
Net asset value,
 beginning of
 period  ...........  $7.25   $8.10  $8.54   $9.39 $10.04  $ 9.25  $9.10
                      -----   -----  -----   ----- ------  ------  -----
Income (loss) from
 investment operations:
 Net investment
   income ..........   0.27    0.69   0.39    0.81   0.83    0.82   0.81
 Net realized and
   unrealized gain
   (loss) on
   investments .....   0.22   (0.85) (0.44)  (0.84) (0.66)   0.79   0.15
                      -----   -----  -----   ----- ------  ------  -----
Total from investment
 operations ........   0.49   (0.16) (0.05)  (0.03)  0.17    1.61   0.96
                      -----   -----  -----   ----- ------  ------  -----
Less dividends from net
 investment income    (0.30)  (0.69) (0.39)  (0.82) (0.82)  (0.82) (0.81)
                      -----   -----  -----   ----- ------  ------  -----
Net asset value,
 end of period  ....  $7.44   $7.25  $8.10   $8.54 $ 9.39  $10.04  $9.25
                      =====   =====  =====   ===== ======  ======  =====
Total return .......   6.90%  -2.22% -0.69%  -0.39%  1.90%  18.13% 11.07%
Net assets, end of
 period (in
 millions)  ........     $6      $3     $2      $2     $2      $3     $3
Ratio of expenses
 to average net
 assets  ...........   0.82%*  0.81%  0.80%*  0.79%  0.74%   0.77%  0.77%
Ratio of net
 investment income
 to average net
 assets  ...........   8.13%*  8.82%  9.21%*  8.91%  8.62%   8.46%  8.78%
Portfolio
 turnover rate  ....  28.31%  73.92% 24.20%  41.55% 53.19%  63.40% 53.17%

*Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, by investing primarily in a diversified portfolio of high-yield, high-risk fixed income securities, with a secondary objective of capital growth when consistent with the primary objective. Effective for the fiscal period ended September 30, 2000, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to September 30 from March
31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion; and 0.50% of net assets over $1.5 billion. The Fund accrues and pays the fee daily. The Fund also reimburses WRIMCO for certain out-of-pocket costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.6125 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $922,328. During the period ended March 31, 2002, W&R received $11,799 and $787 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $630,243 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $17,565, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $277,897,184, while proceeds from maturities and sales aggregated $183,087,981. Purchases of short-term securities aggregated $6,841,852,666. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $6,908,212,618 and $2,342,793, respectively.

For Federal income tax purposes, cost of investments owned at March 31, 2002 was $765,444,332, resulting in net unrealized appreciation of $6,293,846, of which $23,546,832 related to appreciated securities and $17,252,986 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of $19,270,602 during its fiscal period ended September 30, 2001, which included the effect of certain losses deferred into the next fiscal year (see discussion below). Capital loss carryovers aggregated $176,272,409 at September 30, 2001 and are available to offset future realized capital gain net income for Federal income tax purposes but, if not utilized, will expire as follows: $17,962,753 at September 30, 2002; $20,841,730 at September 30, 2003; $7,420,773 at September
30, 2004; $40,878,811 at September 30, 2007; $69,897,740 at September 30, 2008;
and $19,270,602 at September 30, 2009.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through September 30, 2001, the Fund incurred net capital losses of $40,703,066, which have been deferred to the fiscal year ended September 30, 2002.

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                                                For the   For the
                                                    six    fiscal
                                                 months      year
                                                  ended     ended
                                                3-31-02   9-30-01
                                                -------   -------
Shares issued from sale
  of shares:
  Class A ...................................    14,568    24,048
  Class B ...................................       813     1,258
  Class C ...................................       490       572
  Class Y ...................................     2,562        87
Shares issued from
  reinvestment of dividends:
  Class A  ..................................     3,447     6,992
  Class B  ..................................        60        74
  Class C  ..................................        22        21
  Class Y  ..................................        40        29
Shares redeemed:
  Class A  ..................................   (14,086)  (25,002)
  Class B  ..................................      (384)     (241)
  Class C  ..................................      (274)      (76)
  Class Y  ..................................    (2,109)      (43)
                                                -------    ------
Increase in outstanding
  capital shares ............................     5,149     7,719
                                                =======    ======
Value issued from sale
  of shares:
  Class A  ..................................  $108,311  $185,636
  Class B  ..................................     6,039     9,654
  Class C  ..................................     3,640     4,390
  Class Y  ..................................    19,116       668
Value issued from
  reinvestment of dividends:
  Class A  ..................................    25,549    53,930
  Class B  ..................................       443       569
  Class C  ..................................       161       163
  Class Y  ..................................       293       222
Value redeemed:
  Class A  ..................................  (104,799) (192,411)
  Class B  ..................................    (2,853)   (1,847)
  Class C  ..................................    (2,038)     (585)
  Class Y  ..................................   (15,757)     (329)
                                               --------  --------
Increase in outstanding capital .............  $ 38,105   $60,060
                                               ========  ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors High Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors High Income Fund, Inc. (the "Fund") as of March 31, 2002, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 2001, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors High Income Fund, Inc. as of March 31, 2002, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 2001, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
May 10, 2002

Householding Notice


If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:


As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Henry J. Herrmann, President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Louise D. Rieke, Vice President
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.



FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888) WADDELL
  (888) 923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1009SA(3-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.